UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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MISSION COMMUNITY BANCORP

(Name of Registrant as Specified In Its Charter)

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MISSION COMMUNITY BANCORP
3380 South Higuera Street
San Luis Obispo, California  93401
(805) 782-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 22, 2012
4:00 P.M.

TO THE SHAREHOLDERS OF MISSION COMMUNITY BANCORP:

NOTICE IS HEREBY GIVEN that pursuant to the Bylaws of Mission Community Bancorp (the “Company”) and the call of its Board of Directors, the 2012 Annual Meeting of Shareholders (the “Meeting”) of Mission Community Bancorp will be held at EMBASSY SUITES, 333 Madonna Road, San Luis Obispo, California  93405 on Tuesday, May 22, 2012 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

1.
Election of Directors.  To elect the following fourteen persons to the Board of Directors to serve until the 2013 Annual Meeting of Shareholders and until their successors are elected and have qualified:

George H. Andrews James W. Brabeck Bruce M. Breault William B. Coy	Richard Korsgaard James W. Lokey Bonnie D. Murphy Harry H. Sackrider
Tom L. Dobyns	Gary E. Stemper
Howard N. Gould Maryam Hamzeh	Brooks W. Wise Stephen P. Yost

2.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Only those shareholders of record as of the close of business on April 5, 2012 will be entitled to notice of and to vote at the Meeting.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.  IN ORDER TO PROVIDE ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

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The Bylaws of Mission Community Bancorp provide for nominations of directors in the following manner:

“Section 2.3 NOMINATIONS FOR DIRECTOR.   Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors.  Notice of intention to make any nominations by a shareholder shall be made in writing and shall be delivered or mailed to and received by the Secretary of the Corporation not less than one hundred twenty (120) calendar days in advance of the date corresponding to that on which the Corporation’s proxy statement was released to the shareholders in connection with the previous year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder must be received by the Secretary of the Corporation not later than the close of business on the later of (i) one hundred and twenty (120) days prior to such annual meeting; or (ii) ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2(d) of these Bylaws. In no event shall the notice of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of shareholder’s notice as described above. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder and the beneficial owner, if any, on whose behalf the nomination is made; and (e) the number of shares of voting stock of the Corporation owned beneficially and of record by the notifying shareholder and such beneficial owner.  Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee.

Nominations not made in accordance herewith shall be disregarded by the chairperson of the meeting, and the inspector(s) of election shall then disregard all votes cast for such nominee.

Dated:  April 27, 2012

By Order of the Board of Directors

Stephen P. Yost
Secretary

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MISSION COMMUNITY BANCORP
3380 South Higuera Street
San Luis Obispo, California  93401
(805) 782-5000

PROXY STATEMENT
2012 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 22, 2012

4:00 P.M.

INTRODUCTION

This proxy statement is being furnished to shareholders in connection with the solicitation of proxies for use at the 2012 Annual Meeting of Shareholders (the “Meeting”) of Mission Community Bancorp to be held at EMBASSY SUITES, 333 Madonna Road, San Luis Obispo, CA  93405, on Tuesday, May 22, 2012 at 4:00 p.m., and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice will be mailed on or about April 27, 2012 to shareholders eligible to receive notice of and to vote at the meeting.

The matters to be considered and voted upon at the Meeting include:

1.
Election of Directors.  To elect the following fourteen persons to the Board of Directors to serve until the 2013 Annual Meeting of Shareholders and until their successors are elected and have qualified:

George H. Andrews James W. Brabeck Bruce M. Breault William B. Coy	Richard Korsgaard James W. Lokey Bonnie D. Murphy Harry H. Sackrider
Tom L. Dobyns	Gary E. Stemper
Howard N. Gould Maryam Hamzeh	Brooks W. Wise Stephen P. Yost

2.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

SHAREHOLDERS ARE STRONGLY ENCOURAGED TO VOTE “AUTHORITY GIVEN” FOR PROPOSAL 1.

GENERAL

Revocability of Proxies

A proxy for use at the Meeting is enclosed.  Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of Mission Community Bancorp an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.  Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy.  If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for director set forth herein, and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

Solicitation of Proxies

The expense of preparing, assembling, printing and mailing this proxy statement and the material used in this solicitation of proxies will be borne by Mission Community Bancorp.  It is contemplated that proxies will be solicited through the mails, but officers, directors and regular employees of Mission Community Bank may solicit proxies personally.  Although there is no formal agreement to do so, Mission Community Bancorp may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Mission Community Bancorp is held of record by such entities.  In addition, Mission Community Bancorp may use the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies, if management determines it advisable.

VOTING SECURITIES

The close of business on April 5, 2012 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at this year’s annual meeting.  As of the Record Date there were outstanding 7,755,066 shares of Mission Community Bancorp’s common stock, without par value, which is the only class of equity securities of Mission Community Bancorp entitled to vote on the matters presented at the Meeting.  Any holder of shares of common stock represented by a proxy which has been returned properly signed by the shareholder of record will be considered present for the purposes of determining whether a quorum exists even if such proxy contains abstentions or broker non-votes.  A quorum sufficient for the conduct of business at the Meeting will consist of a majority of the outstanding shares of common stock of Mission Community Bancorp at the close of business on the Record Date.

Proxies including broker non-votes with respect to any matter brought to a vote will not be counted as shares voted on the particular matter as to which the broker non-vote is indicated.  Therefore, broker non-votes will have no effect when determining whether the requisite vote has been obtained to pass a particular matter.  However, proxies indicating “abstain” or “withhold authority” with respect to any matter brought to a vote will be counted as shares voted on the particular matter as to which the abstention or withhold authority is indicated and will have the effect of voting against the matter.

Each share of common stock is entitled to one vote on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively.  If there is no cumulative voting for directors declared at the meeting, then directors will be elected by plurality vote meaning that the fourteen nominees receiving the highest number of votes will be elected as directors.  If, prior to the election of directors, any shareholder has given notice that he intends to cumulate his votes, then, for the election of directors only, each shareholder may cumulate votes for any nominee.  Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate.  If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors.  The fourteen candidates receiving the highest number of votes will be elected.  If for any reason any nominee is unable to serve, the Board of Directors may designate a substitute nominee, in which event the shares represented by the proxies will be voted for such substitute nominee, unless an instruction to the contrary is indicated on the proxy.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

The bylaws of Mission Community Bancorp currently provide for a range of between eight (8) and fifteen (15) directors, with the exact number of directors to be fixed from time to time, within the foregoing range, by a resolution duly adopted by a majority of Mission Community Bancorp’s full board of directors or by a resolution adopted by a majority of the shareholders at any meeting thereof or by written consent.  The exact number of directors is presently fixed at fourteen (14).

The shareholders are being asked to elect fourteen (14) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The persons named on the first page of this proxy statement ("director nominees"), all of whom currently serve as members of Mission Community Bancorp’s Board of Directors, have been nominated for election as directors to serve until the 2013 Annual Meeting of Shareholders and until their successors are elected and have qualified.  In the election of directors the proxy holders intend, unless directed otherwise, to vote for the election of the director nominees.  In the event that cumulative voting is employed in the election of directors, the proxy holders intend, unless directed otherwise, to distribute the votes represented by each proxy among the director nominees so as to elect all or as many of them as possible.  In the event any of the director nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors.  Management has no reason to believe that any director nominee will become unavailable.  Additional nominations can only be made by complying with the procedures set forth in the bylaws of Mission Community Bancorp, as set forth in the Notice of Annual Meeting of Shareholders accompanying this proxy statement.

All members of the Board of Directors of Mission Community Bancorp also serve on the Board of Directors of Mission Community Bank (the “Bank”).

Principal Shareholder Nominees

Pursuant to the terms of a Stock Purchase Agreement dated January 24, 2008, as amended (the “2008 Agreement”) between Mission Community Bancorp and Carpenter Fund Manager GP, LLC (the “Manager”), on behalf of and as general partner of three investment funds managed by the Manager (the “Carpenter Funds”), Mission Community Bancorp agreed to nominate one person designated by the Manager to its Board of Directors and to the Bank’s Board of Directors and to continue to nominate one such person for so long as the Carpenter Funds continue to own at least 10% of the issued and outstanding shares of Mission Community Bancorp.  Howard Gould, a nominee to the Board of Directors, is the nominee of the Manager pursuant to the 2008 Agreement.

On December 22, 2009, Mission Community Bancorp entered into a Securities Purchase Agreement (the “2009 Agreement”) with the Manager on behalf of and as General Partner of the Carpenter Funds.  Pursuant to the 2009 Agreement, as amended, the Company has agreed to appoint as directors of the Company and the Bank, three persons identified by the Manager, and to continue to appoint three persons designated by the Manager for as long as the Carpenter Funds beneficially own at least 25% or more of the Company’s common stock.  If the Carpenter Funds’ beneficial ownership of the Company’s common stock is less than 25% but more than 15%, the Manager shall have the right to appoint two directors to the Company's Board and the Bank’s Board under the 2009 Agreement, and if the Manager’s beneficial ownership interest is less than 15% but more than 5%, the Manager shall have the right to appoint one person to each of these Boards.  The right to appoint members to the Company’s Board and the Bank’s Board under the 2009 Agreement is in addition to and not in lieu of the Manager’s right to appoint one member to the Board of the Company and the Bank pursuant to the 2008 Agreement.  Each of Messrs. Yost, Lokey, and Andrews, nominees for director, are nominees of the Manager under the 2009 Agreement.

Information Concerning Nominees and Incumbent Directors and Executive Officers

The following table sets forth the names and certain information as of April 5, 2012 concerning the persons nominated by the Board of Directors for election as directors of Mission Community Bancorp and with respect to the executive officers of Mission Community Bancorp.  The column titled “Year First Elected or Appointed to Board” includes service on the Board of Directors of Mission Community Bank prior to the holding company reorganization in December 2000 pursuant to which Mission Community Bank became a wholly-owned subsidiary of Mission Community Bancorp.

Names and Offices Held With Mission Community Bancorp	Age	Year First Elected or Appointed Director	Principal Occupation for Past Five Years
George H. Andrews Director1	65	2010	Partner of Andrews Galloway and Associates (accounting firm) (1977-present)

James W. Brabeck Director	69	2012	President and Chief Executive Officer of San Luis Obispo Farm Supply Company (1969-present)

Bruce M. Breault Director (Founding Chairman of the Board)	70	1996	Partner and Owner, F. McLintocks, Inc. (restaurants) (1973-present)

William B. Coy Vice Chairman (Immediate Past Chairman of the Board)	74	1996	Owner and Manager, Rancho Rio Conejo (citrus and avocados) (1979-present)

Tom L. Dobyns Director and President	59	2011
Banker; President of Mission Community Bancorp since 2011; and Chief Executive Officer of Mission Community Bank since 2011; President and Chief Executive Officer of American Security Bank, Newport Beach, California (2009-2011); Consultant to and Board Member of Fullerton Community Bank, Fullerton, California (2007-2009)

Howard N. Gould Director2	62	2008
Vice Chairman of  Carpenter & Company (2005-present); Managing Member of Carpenter Fund Manager GP, LLC (2007-present); Commissioner of Financial Institutions as appointed by the Governor of  California and confirmed by the State Senate (2004-2005); former Director of Nara Bancorp, Los Angeles, California (2005-June 2010); Director of Bridge Capital Holdings, Inc., San Jose, California (2008-present)

Maryam Hamzeh Director	51	2012	Senior Vice President of Carpenter & Company (1997-present); Chief Portfolio Analyst for Carpenter Community BancFunds (2008-present)

1
Mr. Andrews was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See “Proposal No. 1—Election of Directors—Principal Shareholder Nominees”.

2
Mr. Gould was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2008 Agreement.  Mr. Gould is one of five Managing Members of Carpenter Fund Manager GP, LLC.  See “Proposal No. 1—Election of Directors—Principal Shareholder Nominees”.

Names and Offices Held With Mission Community Bancorp	Age	Year First Elected or Appointed Director	Principal Occupation for Past Five Years
Richard Korsgaard Director	70	2005	Retired; Executive Vice President and Chief Credit Officer, Mission Community Bancorp and Mission Community Bank (2002-2005)

James W. Lokey3 Chairman of the Board and Chief Executive Officer	64	2010
Banker; Chairman of the Board and Chief Executive Officer of Mission Community Bancorp since 2010; President of Community Banking of RaboBank, N.A., Arroyo Grande, CA (2007-December 31, 2009); President and Chief Executive Officer of Mid-State Bank & Trust (2000 through its sale in 2007); Director of Mid-State Bancshares, Arroyo Grande, CA (2000-2007)

Bonnie D. Murphy Director	58	2012	Executive Director and Associate Vice President of Commercial Services of Cal Poly Corporation (2007 to present); Asset Manager of CBRE Commercial Real Estate Services (2006 to 2007)

Harry H. Sackrider Director	67	2010	Retired; Interim Chief Credit Officer of Mission Community Bank (Sept 2010 thru March 2011); Executive Vice President and Chief Credit Officer Mid-State Bank & Trust (2002-2007)

Gary E. Stemper Director	69	1996	Manager, Eagle Castle Winery, LLC (2000-present); Owner, Gary Stemper Construction Co., (1967-present)

Brooks W. Wise Director, Executive Vice President	52	2007
Banker; Executive Vice President, Mission Community Bancorp; and President of Mission Community Bank (2007-present); Regional Vice President (2006-2007), Vice President/Regional Manager (2004-2006) and Vice President/Branch Manager (1996-2004) with Union Bank of California

Stephen P. Yost4 Director	66	2010
Principal, Kestrel Advisors, a credit risk management consulting company (2006-present); Comerica Bank (Imperial Bank), Executive Vice President/Manager Special Assets Group; Executive Vice President/ Regional Chief Credit Officer and Executive Vice President/Chief Credit Officer (1998-2006); Director of Manhattan Bancorp, El Segundo, California

3
Mr. Lokey was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See Proposal No. 1—Election of Directors—Principal Shareholder Nominees.”

4
Mr. Yost was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See “Proposal No. 1—Election of Directors--Principal Shareholder Nominees.”

Names and Offices Held With Mission Community Bancorp	Age	Year First Elected or Appointed Director	Principal Occupation for Past Five Years
Mark R. Ruh Executive Vice President and Chief Financial Officer	46	N/A
Banker; Executive Vice President and Chief Financial Officer of Mission Community Bancorp and Mission Community Bank (2011 to present); Principal of Bowspirit Advisors, LLC (2009 to present); Managing Director, NewOak Capital, LLC (2010); Director, President and Chief Operating Officer, White River Capital, Inc. (2005-2009); President Union Acceptance Company LLC (2003-2009); Director, Waterfield Bank dba American Partners Bank (2008-2010); Director, Castle Creek Capital, LLC (1998-2009)

Robert J. Stevens Executive Vice President and Chief Credit Officer	56	N/A
Banker; Executive Vice President and Chief Credit Officer of Mission Community Bancorp and Mission Community Bank (2011 to present);  Principal with The Food Partners investment banking firm (2010-April 2011); Executive Vice President and Chief Credit Officer of Rabobank, N.A. (2005 to December 2009); and other management positions held with Rabobank International (1993 to 2009)

Director Qualifications

We believe the members of our Board of Directors have the proper mix of relevant experience and expertise given the Company’s business, together with a level of demonstrated integrity, judgment, leadership and collegiality, to effectively advise and oversee management in executing our strategy.  In identifying or evaluating potential nominees it is our policy to seek individuals who have the knowledge, experience and personal and professional integrity, to be most effective, in conjunction with the other Board members, in collectively serving the long-term interests of our shareholders.  In addition to the principal occupations of our director nominees as noted in the table above, the Nominating Committee has noted the following skills, attributes and qualifications it considered in nominating directors for the 2012-2013 year:

George H. Andrews
Over thirty-eight years of accounting experience in the Central Coast of CA; previous experience as a bank director and member of a bank’s audit committee (member of Board of Directors of Mid-State Bank & Trust from 2004 to 2007 and Chair of that bank’s audit committee from 2005 to 2007).  A practicing certified public accountant. Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

James W. Brabeck
Over forty years' experience in running a large business in San Luis Obispo County, a 2,400 member agricultural supply cooperative.  Served twenty years as an appointed Outside Director of Farm Credit West, a $6 billion Agricultural Credit Association.

Bruce M. Breault	Over thirty-five years' experience in running a large business (350 employees) in San Luis Obispo; previous experience as a bank director (12 years with Commerce Bank of San Luis Obispo).

William B. Coy
Twelve years' experience in marketing and media management; served as Supervisor on the San Luis Obispo County Board of Supervisors (1982-1990); also served as Director of California Avocado Commission (2004-2008) and as Director of San Luis Obispo Chamber of Commerce (1993-1999).

Tom L. Dobyns
A banking professional for over thirty-nine years, serving in several different areas of Southern and Northern California, the Western United States, and abroad.  A well-rounded mix of experience in all aspects of banking, from large multi-national and regional banks to local community banks.  Experience includes retail, small business, SBA, commercial/ industrial real estate, commercial middle market, large corporate, Fortune 500, and International Banking.  Experience as a consultant to community, large regional and multinational banks, credit unions, and non-profits.

Howard N. Gould
Served as a former Commissioner of Financial Institutions providing significant insight into the regulation of financial institutions; experience as a director of financial institutions; appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company. Has held key executive management positions in multi-billion dollar banks including Vice Chairman and CCO over several decades of active bank management experience.

Maryam Hamzeh
Fifteen years' experience with a private equity and financial advisory firm specializing in the banking industry.  Commercial banking experience, serving as Vice President/Team Leader in the Corporate Banking Department of First Interstate Bank of California.

Richard Korsgaard
Significant experience in bank management, including serving as President and Chief Executive Officer and as a director of Mariners Bank, San Clemente, California (1982-1995); and as Executive Vice President and as a director of Eldorado Bank, Irvine, California (1995-2000). Also served as Executive Vice President/Chief Credit Officer of Mission Community Bancorp and Mission Community Bank (2000-2005).

James W. Lokey
More than thirty-five years of bank management experience, including:  President and Chief Executive Officer of Downey Savings (1992-1998); President and Chief Executive Officer of Mid-State Bank & Trust (2000-2007); President of  Rabobank, N.A. (2007-2009); Past Chairman of California Bankers Association. Significant ties in the communities of the Central Coast, including serving as a member of the President’s Cabinet at Cal Poly State University in San Luis Obispo; a Director of Cal Poly Corporation and Chairman of its investment committee; and past President and Director for the San Luis Obispo County UCSB Economic Forecast Project.  Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

Bonnie Murphy
Five years of commercial operations experience at Cal Poly Corporation, including agricultural business operations and oversight for a multi-million dollar investment portfolio.  Experience as a commercial real estate portfolio manager of industrial and retail properties; and as a general manager and divisional vice president overseeing a $30 million upscale retail department store.

Harry H. Sackrider
More than 40 years of bank management experience, specializing in credit policy and analysis, risk management and credit administration, including serving as Executive Vice President and Chief Credit Officer of Mid-State Bank & Trust, Arroyo Grande, CA (2002-2007); and Senior Vice President & Real Estate Lending Credit Administrator also at Mid-State Bank & Trust (2000-2002).

Gary E. Stemper
Significant entrepreneurial skills as a business owner/partner in various business ventures in the construction and wine industries; previous bank director experience as founder, director and chairman of Citizens Bank of Paso Robles for 12 years prior to that bank’s acquisition in 1996; significant ties in the North County Community having previously served as Mayor of Paso Robles.

Brooks W. Wise
Strong bank management skills and experience.  Significant community outreach skills.  Served as Board President of several non-profit organizations during his banking career, including most recently on the Santa Maria Chamber of Commerce (2007-2008); Coastal Business Finance, a SBA Certified Development Corporation (2005-2006); and the Boys & Girls Clubs of Santa Maria Valley.

Stephen P. Yost
Over thirty-five years of experience in banking, including twenty-six at First Interstate Bank, primarily focused on risk management.  Developed and taught risk management classes to fellow bankers.  Previously an adjunct professor at Golden Gate University in San Francisco, teaching banking courses in a graduate program.  Appointee of Carpenter Fund Manager GP, LLC, a principal shareholder of the Company.

Board Committees and Other Corporate Governance Matters

In 2011, the Board of Directors of Mission Community Bancorp held 15 meetings.  All of the directors of Mission Community Bancorp attended at least 75% of all Board of Directors and all assigned committee meetings held in 2011.

In addition to serving on the Board of Directors of Mission Community Bancorp, each of the directors serves on the Board of Directors of Mission Community Bank.  The Board of Directors of Mission Community Bank held 13 meetings, 1 of which was held jointly with the Mission Community Bancorp Board in 2011.  All of the directors of Mission Community Bank attended at least 75% of all Board and assigned committee meetings held in 2011.

The Board has determined that a majority of its current directors are “independent” as that term is defined in Nasdaq’s listing standards.  Specifically, the Board has determined that all of the directors of Mission Community Bancorp other than James W. Lokey, the Chief Executive Officer of Mission Community Bancorp; Tom L. Dobyns, the President of Mission Community Bancorp and Chief Executive Officer of Mission Community Bank; Brooks W. Wise, the Executive Vice President of Mission Community Bancorp and President of Mission Community Bank; Harry H. Sackrider due to his serving as an Executive Officer of the Company during the last three years; and Stephen P. Yost, the Corporate Secretary of Mission Community Bancorp, are independent directors.

Mission Community Bancorp and Mission Community Bank have, among others, a standing Audit Committee, Compensation Committee, and a Corporate Governance and Nominating Committee.

Audit Committee.  The Audit Committee consists of directors Andrews (Chairman), Coy, Korsgaard, Stemper and Yost.  The Audit Committee met 8 times in 2011.  The Board of Directors has determined that each member of the Audit Committee has sufficient accounting or related financial management expertise to serve on the Committee and that Mr. Andrews meets the qualifications of an “audit committee financial expert” as such term is defined in the rules and regulations of the Securities and Exchange Commission.

The purpose of the Audit Committee is to monitor the quality and integrity of Mission Community Bancorp’s and Mission Community Bank’s accounting, auditing, internal control and financial reporting practices.  The Committee selects the independent accountants, reviews the independence and performance of the independent accountants, and makes certain that the independent accountants have the necessary freedom and independence to freely examine all of the records of Mission Community Bancorp and its subsidiaries.  Further, the Audit Committee pre-approves all audit and permissible non-audit services to be performed by the independent accountants, with certain de minimis exceptions.  Prior to the public release of annual and quarterly financial information, the Committee discusses with  management and the independent accountants the results of the independent accountants’ audit or limited review procedures associated with this information.  The Audit Committee oversees internal audit activities, including reviewing the internal audit plan, discussing various internal audit issues with our management, and confirming and assuring the objectivity of internal audits.

The Audit Committee Charter of Mission Community Bancorp and Mission Community Bank requires that the Audit Committee be comprised of at least three directors and further requires that (i) no member of the Audit Committee may serve as an officer of Mission Community Bancorp or Mission Community Bank; provided, that certain officers which are precluded from policy-making functions except in their capacities as directors (i.e., the Vice Chairman of the Board, Corporate Secretary, Immediate Past Chairman and Founding Chairman) are not precluded from service on the Audit Committee; (ii) Audit Committee members are barred from accepting any consulting, advisory or other compensatory fee from Mission Community Bancorp or Mission Community Bank other than in such members’ capacity as a member of the board of directors or a member of any board committee; and (iii) that no Audit Committee member may be an “affiliated person” of Mission Community Bancorp or Mission Community Bank apart from his or her capacity as a member of the Board or any Board committees.  All five members of our Audit Committee meet the requirements for a member of our Audit Committee under our Audit Committee Charter; however, one of the members does not meet the independence requirements set forth in the listing standards of  Nasdaq for audit committee members in that Mr. Yost is our Corporate Secretary.  Nasdaq’s definition of independence would exclude a director who serves as the Corporate Secretary from being independent.  The Board believes that each member of the Audit Committee is free from any relations that would interfere with the exercise of his or her independent judgment as a Committee member.

Corporate Governance and Nominating Committee.  The Board of Directors of Mission Community Bancorp and Mission Community Bank have a standing Corporate Governance and Nominating Committee.  The Corporate Governance and Nominating Committee consists of directors Gould (Chairman), Coy, Lokey and Dobyns. The primary duties and responsibilities of this committee are to (i) develop and recommend corporate governance principles to the Board; (ii) oversee and evaluate the effectiveness of our corporate governance principles; (iii) identify individuals who qualify as potential board candidates consistent with criteria established by the Board; and (iv) objectively consider all potential Board candidates, regardless of whether the candidate was recommended by the Board, a shareholder or other source and to recommend candidates to the Board for election at the next annual shareholders meeting.

Compensation Committee.  The Board of Mission Community Bancorp and Mission Community Bank have a standing Compensation Committee of which directors Breault, Coy, Gould and Stemper (Chairman) are members.  This committee reviews and recommends for Board approval the compensation, benefits and health insurance packages for the Chief Executive Officer, President and other executive officers of Mission Community Bancorp and Mission Community Bank, as well as the compensation for the directors of Mission Community Bancorp.  All members of the Compensation Committee are “independent” directors under Nasdaq’s listing standards.  The Board believes that each member of the Compensation Committee is free from any relations that would interfere with the exercise of his or her independent judgment as a Committee member.

The Chief Executive Officer and/or the President, although not members of the Compensation Committee, present to the Compensation Committee recommendations for the compensation, benefits and health insurance packages for the executive officers of Mission Community Bancorp and Mission Community Bank.  On an annual basis the Compensation Committee evaluates the performance of the executive officers and reviews the “Annual Director and Executive Compensation Survey” prepared by Perry-Smith, LLP for the California Bankers Association.  This survey provides comparative compensation and benefits information for all banks located in California, utilizing a comparative analysis of both region and asset size. The comparative information provided is for all levels of bank staff, including the executive officers and for the Board of Directors. The Compensation Committee also reviews the “Annual Executive and Director Compensation Survey” prepared by the California Department of Financial Institutions, which provides comparative analysis based on asset size for executive officers and Board of Directors compensation.

Code of Ethics.  Mission Community Bancorp and Mission Community Bank have adopted a Code of Ethics applicable to all of its directors, its principal executive officers and its senior financial officers, including its principal financial officer, principal accounting officer and persons performing similar functions.  The Code sets forth our values and expectations regarding ethical and lawful conduct and is also intended to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“AUTHORITY GIVEN” FOR THE ELECTION OF ALL FOURTEEN NOMINEES AS DIRECTORS.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain summary compensation information for the last two fiscal years with respect to the Chief Executive Officer of Mission Community Bancorp and its two most highly compensated executive officers other than the Chief Executive Officer and who were serving as executive officers as of December 31, 2011 and whose total compensation for the fiscal year ended December 31, 2010 exceeded $100,000 and (the “Named Executive Officers”).

Name and Principal Position	Year	Salary5	Bonus	Option Awards6	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation7	Total
James W. Lokey, CEO	2011 2010	$255,859 $114,583	-- --	-- $286,050	-- --	-- --	-- $ 41,865	$255,859 $442,498

Mark R. Ruh, Executive VP and CFO	2011 --	$ 93,109 --	$75,000 --	$20,600 --	-- --	-- --	$ 45,597 --	$234,306 --

Robert J. Stevens, Executive VP and CCO	2011 --	$164,648 --	$75,000 --	$21,400 --	-- --	-- --	$33,551 --	$294,600 --

Employment Agreements and Salary Protection Agreement

Effective July 1, 2010 Mission Community Bancorp entered into an Employment Agreement with James W. Lokey, pursuant to which Mr. Lokey has agreed to serve as the Chairman of the Board and Chief Executive Officer of the Company through June 30, 2013.  Mr. Lokey receives an annual base salary of not less than $250,000, with increases and/or bonuses to be determined at the sole discretion of the Board of Directors.  Mr. Lokey’s current annual base salary is $250,000. In addition, the agreement provided that Mr. Lokey would receive a one-time payment equal to $41,667 in recognition of Mr. Lokey’s substantial consulting services provided to the Company prior to the effective date of the Employment Agreement.  In addition, Mr. Lokey was granted options to purchase an aggregate of 100,368 shares of the common stock of Mission Community Bancorp pursuant to the terms of his employment agreement, which options are for a term of ten years and vest in three equal installments over a period of three years.  In the event Mr. Lokey’s employment is terminated without cause, he is entitled to an amount equal to twelve months of his base salary in effect immediately prior to the date of termination, payable in twelve equal monthly installments.

5
Includes portions of these individual’s salaries which were deferred under Mission Community Bancorp’s 401(k) Plan.  The 401(k) Plan permits participants to contribute a portion of their annual compensation on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made.

6
Represents the aggregate grant date fair value as computed pursuant to FASB accounting standards for stock compensation.  The grant date fair value of options was estimated at the date of grant using a Black-Scholes option pricing model.

7
Includes perquisites and other compensation including auto allowances, life insurance premiums and the following:  in the case of Mr. Lokey, payment of a one-time $41,667 consulting fee in recognition of his substantial consulting services provided to the Company prior to his employment by the Company effective July 1, 2010; in the case of Mr. Ruh and Mr. Stevens, includes a housing allowance of $30,000 and $27,176, respectively; and in the case of Mr. Ruh, includes $12,084 in fees earned as a consultant in 2011 prior to Mr. Ruh's employment with the Company.

Incentive Compensation Plan

The Board of Directors of Mission Community Bank did not adopt an Officers’ Incentive Compensation Plan for 2011.

Stock Options

The 1998 Stock Option Plan (“Stock Option Plan”) of Mission Community Bank was assumed by Mission Community Bancorp in connection with the one bank holding company reorganization effected December 15, 2000.  The Stock Option Plan expired on January 20, 2008, with no further grants allowable under this plan.

On May 28, 2008 the Company’s shareholders approved the Mission Community Bancorp 2008 Stock Incentive Plan (“Stock Incentive Plan”) which provides for the issuance of both “incentive” and “nonqualified” stock options to officers and employees, and of “nonqualified” stock options to non-employee directors of Mission Community Bancorp and its subsidiaries, as well as the grant of other types of equity awards.  The purpose of the Stock Incentive Plan is to encourage selected employees and directors of Mission Community Bancorp to acquire a proprietary and vested interest in the growth and performance of the Company; to generate an increased incentive for participants to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of all shareholders; and to enhance the ability of Mission Community Bancorp and its subsidiaries to attract and retain individuals of exceptional talent upon whom, in large measure, its sustained progress, growth and profitability depend.  The Stock Incentive Plan was also designed to provide additional flexibility with respect to equity compensation awards to enable Mission Community Bancorp to remain competitive in the marketplace.

On September 27, 2011 the Company’s principal shareholder approved the Mission Community Bancorp 2011 Equity Incentive Plan (“Equity Incentive Plan”) which provides for issuance of both “incentive” and “nonqualified” stock options to officers and employees, and of “nonqualified” stock options to non-employee directors of Mission Community Bancorp and its subsidiaries, as well as the grant of other types of equity awards.  The purpose of the Equity Incentive Plan is same as for the Stock Incentive Plan.

Options to purchase an aggregate of 297,219 shares of the common stock of Mission Community Bancorp, with an average exercise price of $7.84 per share, were outstanding under the Stock Option Plan, the Stock Incentive Plan, and the Equity Incentive Plan as of December 31, 2011.

Grant of Equity Awards

No equity awards were granted to the Named Executive Officers in 2011 except as described below.

On April 4, 2011 and July 26, 2011, each of Robert J. Stevens and Mark R. Ruh received an incentive stock option grant to purchase 20,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, with an expiration date of April 4, 2021 and July 26, 2021, respectively.  These options vest in annual installments of one-fifth per year over a five year period and are exercisable for a period of ten years from grant.

Outstanding Equity Awards of Named Executive Officers at Year-End

The following table sets forth information with respect to options held by the Named Executive Officers at December 31, 2011:

Outstanding Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable8	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

James W. Lokey	33,456	66,912	0	$5.00	7/1/20

Mark R. Ruh	0	20,000	0	$5.00	7/26/21

Robert J. Stevens	0	20,000	0	$5.00	4/4/21

Compensation to Directors

From January 1, 2011 through May 30, 2011, non-employee members of Mission Community Bank’s Board of Directors received a monthly retainer of $363 per month, in addition to a fee paid for each Committee meeting attended.  Committee Chairpersons received an additional $100 for each respective Committee meeting held.  On June 1, 2011, the Board of Directors approved a new Director Fee Program, whereby non-employee members of Mission Community Bank’s Board of Directors received a monthly retainer of $725 per month, in addition to a fee paid for each Committee meeting attended.  Committee Chairpersons received an additional $200 for each respective committee meeting held, with the exception of the Credit Committee Chairperson who received $300 for each committee meeting held.  In addition, the Audit Committee Chairperson, who meets the qualifications of an “audit committee financial expert” as such term is defined in the rules and regulations of the Securities and Exchange Commission, received a fee of $400 for each Audit Committee Meeting held, in lieu of payment of the Chairperson’s fee.

The Directors also received an annual training budget for 2011 of $5,000 per director to be used specifically for bank-related conferences and meetings attended during the year.  The annual training budget will remain the same for year 2012.  Mission Community Bancorp may also grant stock options to its directors from time to time.  No stock options were granted to the non-employee directors of Mission Community Bancorp in 2011.

8
Unexerciseable shares reported for James W. Lokey will vest as follows:  33,456 shares available 7/1/12;  33,456 shares available 7/1/13. Unexercisable shares for Mark R. Ruh will vest as follows:  4,000 shares available 7/26/12; 4,000 shares available 7/26/13; 4,000 shares available 7/26/14; 4,000 shares available 7/26/15; and 4,000 shares available 7/26/16.  Unexercisable shares reported for Robert J. Stevens will vest as follows:  4,000 shares available 4/4/12; 4,000 shares available 4/4/13; 4,000 shares available 4/4/14; 4,000 shares available 4/4/15; and 4,000 shares available 4/4/16.

The following table sets forth information with regard to compensation earned by non-employee directors in 2011.  Compensation earned by employee-directors is included in the “Summary Compensation Table” above.

Non-Employee Director Compensation Table
Name	Fees Earned or Paid In Cash9	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

George H. Andrews	$10,587	0	0	0	0	$10,587
Bruce M. Breault	$10,350	0	0	0	0	$10,350
William B. Coy	$10,137	0	0	0	0	$10,137
Howard N. Gould	$8,237	0	0	0	0	$8,237
Richard Korsgaard	$9,487	010	0	0	0	$9,487
Harry H. Sackrider	$8,437	0	0	0	0	$8,437
Gary E. Stemper	$10,412	0	0	0	0	$10,412
Stephen P. Yost11	$23,437	0	0	0	0	$23,437

RELATED PARTY TRANSACTIONS

There are no existing or proposed material interests or transactions between us and any of our officers or directors outside the ordinary course of business, except as indicated herein.

From time to time our directors and officers and the companies with which they are associated, have banking transactions with Mission Community Bank in the ordinary course of business.  Any loans and commitments to lend included in such transactions have been, and in the future will be, made in the ordinary course of business, in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness.  In addition, any such loans do not and will not involve more than the normal risk of collectability or present other unfavorable features.  Any future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from an unaffiliated third party.

All affiliated transactions have been and will continue to be made or entered into on terms that are no less favorable to us than those that can be obtained from an unaffiliated third party.

On October 21, 2011 Carpenter Fund Manager GP, LLC, the Company's principal shareholder, in order to fund a portion of the merger consideration payable by the Company to facilitate the acquisition of Santa Lucia Bank, purchased 9,002 shares of the preferred stock of Mission Asset Management, Inc., the Company's wholly owned subsidiary, as well as warrants to purchase an aggregate of 1,982,818 shares of the common stock of the Company exercisable at a price of $4.54 per share, for an aggregate purchase price of $9 million.

9	Includes cash payments made to non-employee directors of Mission Community Bancorp during 2011.

10	Mr. Korsgaard held options to purchase an aggregate of 3,000 shares at December 31, 2011 all of which were fully vested at December 31, 2011.

11	Includes $11,000 in fees paid to Mr. Yost in his capacity as Chairman of Mission Asset Management, Inc., a wholly-owned subsidiary of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information, as of April 5, 2012 with respect to (a) members of the Board of Directors of Mission Community Bancorp, including persons nominated by the Board of Directors for election as directors, (b) the executive officers of Mission Community Bancorp, and (c) the directors and executive officers as a group:

Names and Offices Held With Mission Community Bancorp12	Common Shares Beneficially Owned13	Shares Issuable Upon Exercise of Options or Warrants14	Percentage of Shares Outstanding
Directors:
George H. Andrews Director	6,000	6,000	0.15%
James W. Brabeck Director	100	0	--
Bruce M. Breault Director (Founding Chairman of the Board)	30,364	0	0.40%
William B. Coy Vice Chairman (Immediate Past Chairman of the Board)	15,550	0	0.20%
Tom L. Dobyns Director & President	0	0	--
Howard N. Gould15 Director	5,928,17916	6,387,97317	87.08%

12	The address of each person in the table is c/o Mission Community Bancorp, 3380 S. Higuera Street, San Luis Obispo, California 93401.

13
Except as otherwise noted, may include shares held by or with such person’s spouse and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shared power with a spouse); shares held in street name for the benefit of such person; or shares held in an Individual Retirement Account or pension plan as to which such person has pass-through voting rights and investment power.

14	Includes shares subject to options held by directors and executive officers that are exercisable within 60 days after April 5, 2012.

15	Mr. Gould was nominated to serve on the Board by Carpenter Fund Manager, GP, LLC, a principal shareholder of Mission Community Bancorp.

16
Includes 5,928,179 shares held by three investment funds of which Carpenter Fund Manager GP, LLC ("Fund Manager") is the general partner: Carpenter Community BancFund, L.P. (193,761 shares), Carpenter Community BancFund-A, L.P. (5,512,407 shares), and Carpenter Community BancFund-CA, L.P.(222,011 shares)  (the “Carpenter Funds”).  Mr. Gould serves as one of five Managing Members of Fund Manager and as such holds shared voting and investment power with respect to these shares.  Mr. Gould disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

17
Includes warrants to purchase 6,387,973 shares of the common stock held by the Carpenter Funds which are currently exercisable.  Mr. Gould serves as one of five Managing Members of the Fund Manager.  Mr. Gould disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

Names and Offices Held With Mission Community Bancorp12	Common Shares Beneficially Owned13	Shares Issuable Upon Exercise of Options or Warrants14	Percentage of Shares Outstanding
Directors:
Maryam Hamzeh Director	5,928,17918	6,387,97319	87.08%
Richard Korsgaard Director	9,000	4,000	0.17%
James W. Lokey20 Director and Chief Executive Officer	15,000	33,456	0.62%
Bonnie D. Murphy Director	0	0	0
Harry H. Sackrider Director	2,000	2,000	0.05%
Gary E. Stemper Director	9,000	0	0.12%
Brooks W. Wise Director and Executive Vice President	16,000	17,819	0.44%
Stephen P. Yost Director	20,000	15,000	0.45%
Other Executive Officers:
Mark R. Ruh Executive Vice President and Chief Financial Officer	5,000	0	0.06%
Robert J. Stevens Executive Vice President and Chief Credit Officer	-0-	-0-	-0-
All Directors and Executive Officers as a Group (16 persons)	6,056,193	6,466,248	88.05%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Other than as set forth in the table below, our management knows of no person who beneficially owned more than 5% of our outstanding common stock as of April 5, 2012.

18
Includes 5,928,179 shares held by the Carpenter Funds which Fund Manager is the general partner.  Ms. Hamzeh serves as Senior Vice President of Carpenter & Company, and Chief Portfolio Analyst of Carpenter Community BancFunds, which are affiliates of Fund Manager.  Ms. Hamzeh disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

19
Includes warrants to purchase 6,387,973 shares of the common stock held by the Carpenter Funds which are currently exercisable.  Ms. Hamzeh disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

20	Mr. Lokey was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp. See “Proposal No. 1—Election of Directors.”

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class21
Common Stock	Carpenter Fund Manager GP, LLC22 5 Park Plaza, Suite 950 Irvine, CA 92614	12,316,152	23	87.1%

Common Stock	Palladium Equity Partners III, LP 1270 Avenue of the Americas, Suite 2200 New York, NY 10020	1,510,760	24	17.8%

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2011 with management.  The Audit Committee has also discussed with the independent auditors of Mission Community Bancorp the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit and Finance Committees, as amended).  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independence of the independent auditors.  The Audit Committee has also considered whether the amount and nature of the non-audit services provided by McGladrey & Pullen, LLP (“McGladrey”) is compatible with the auditor’s independence.  Based on a review and discussion of the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K of Mission Community Bancorp for the 2011 fiscal year for filing with the Securities and Exchange Commission.

Submitted by The Audit Committee:
George H. Andrews (Chairman)
William B. Coy
Richard Korsgaard
Gary E. Stemper
Stephen P. Yost

21
The percentage is based on the total number of shares of Mission Community Bancorp common stock outstanding, plus the number of option or warrant shares for the applicable entity, which are vested or which will vest within 60 days of April 12, 2011.  Because option and warrant shares are included for only the applicable entity in the calculation, and not for all option and warrant holders, the total percentages of beneficial ownership are in excess of 100%.

22	These shares and warrants held by the Fund Manager are held of record by Carpenter Funds. Howard Gould, a director of Mission Community Bancorp, serves as a Managing Member of the Fund Manager.

23	Includes warrants to purchase 6,387,973 shares of the common stock of the Company held by the Carpenter Funds which are currently exercisable.

24
Includes warrants to purchase 743,876  shares of the common stock of the Company held by Palladium Equity Partners, III, LP (“Palladium”) which are currently exercisable; provided, however, that Palladium has agreed not to convert its Warrants in an amount that, when added to the number of shares of common stock owned by Palladium, would cause Palladium’s total ownership to exceed 9.9% of total shares outstanding of the Company's common stock.  Accordingly, the actual percentage ownership by Palladium of the outstanding common stock of the Company should never exceed 9.9%.  Palladium currently owns 9.9% of the issued and outstanding shares of common stock of the Company, excluding shares issuable upon the exercise of warrants.

MISSION COMMUNITY BANCORP’S AUDITORS AND AUDIT FEES

Mission Community Bancorp’s Audit Committee selected Perry-Smith LLP (“Perry-Smith”) as independent auditors for Mission Community Bancorp for year 2011.   Perry-Smith, LLP conducted the audit for year ended December 31, 2010. On October 25, 2011, the Company dismissed Perry-Smith LLP subsequent to approval by the Audit Committee and the Board of Directors.  During the fiscal year ended December 31, 2010 and the subsequent interim period from January 1, 2011 through October 25, 2011, there were no disagreements between Perry-Smith and the Company on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Perry-Smith, would have caused them to make reference to the subject matter of the disagreements in connection with its report.  On October 25, 2011 the Company’s Audit Committee engaged McGladrey & Pullen, LLP ("McGladrey) as the Company’s new independent registered public accounting firm for the Company’s 2011 fiscal year.  The Company anticipates that it will engage McGladrey as its independent accountant t with respect to the audit of its financial statements for its  2012 fiscal year.  Representatives of McGladrey are expected to be present at the meeting.  They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee pre-approves all audit and permissible non-audit services to be performed by Mission Community Bancorp’s independent auditors.  Mission Community Bancorp’s independent auditor may provide only those services pre-approved by the Audit Committee or its designated subcommittee.  The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by the independent auditor.  To the extent practicable, at the same meeting the Audit Committee also reviews and approves a budget for each of such services.  The term of any such pre-approval is for the period of the annual audit cycle, unless the Audit Committee specifically provides for a different period.

Services proposed to be provided by the independent auditor that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or its designated subcommittee.  Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or its designated subcommittee.

The Audit Committee may form and delegate to a subcommittee, composed of one or more of its members, the authority to grant specific pre-approvals under its policy with respect to audit, review, attest and permitted non-audit services, provided that any such grant of pre-approval shall be reported to the full Audit Committee no later than its next scheduled meeting.  The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The following table presents the aggregate fees billed by McGladrey and Perry-Smith for the fiscal year ended December 31, 2011 and for Perry-Smith and Vavrinek, Trine, Day and Co., LLP ("Vavrinek") for the fiscal year ended December 31, 2010.  "All other fees" for 2011 in the table below consist of fees and out of pocket expenses related to due diligence related to the Company's proposed acquisition of Santa Lucia Bank for both McGladrey ($192,000) and Perry-Smith ($8,545).  "Audit fees" for 2011 in the table below include fees for both McGladrey ($160,000) and Perry-Smith ($44,908).  Tax Fees for 2011 and 2010 relate to tax preparation fees.

	2011	2010

Audit fees	204,908	$115,790
Audit related fees	0	12,815
Tax fees	7,800	7,500
All other fees	200,545	10,000
Total:	$413,253	$146,105

None of the fees paid to Perry-Smith and Vavrinek for 2010; and to Perry-Smith and McGladrey for 2011 were paid under the de minimis safe harbor exception from pre-approval requirements.  The Audit Committee has concluded that the provision of non-audit services listed above is compatible with maintaining the independence of Perry-Smith, Vavrinek and McGladrey.

ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST OF ANY SHAREHOLDER SOLICITED HEREBY, MISSION COMMUNITY BANCORP WILL PROVIDE WITHOUT CHARGE A COPY OF THE  ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) OF MISSION COMMUNITY BANCORP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  REQUESTS SHOULD BE DIRECTED TO MARK R. RUH, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, MISSION COMMUNITY BANCORP, 3380 S. HIGUERA STREET, SAN LUIS OBISPO, CA 93401.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Mission Community Bancorp does not have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”).  Therefore, the officers and directors of Mission Community Bancorp, and persons who own more than 10% of the common stock of Mission Community Bancorp are not subject to the reporting requirements under Section 16(a) of the Exchange Act.

OTHER MATTERS

Management does not know of any matters to be presented to the Meeting other than those set forth above.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated: April 27, 2012	MISSION COMMUNITY BANCORP

Stephen P. Yost
Secretary

Mission Community Bancorp

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1.

George H. Andrews	James W. Brabeck	Bruce M. Breault	William B. Coy
Tom L. Dobyns	Howard N. Gould	Maryam Hamzeh	Richard Korsgaard
James W. Lokey	Bonnie D. Murphy	Harry H. Sackrider	Gary E. Stemper
Brooks W. Wise	Stephen P. Yost		

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

2. Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X M I S S 1

01GX2A

136566_Company_Blanks_1_42414129/000001/000001/i

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MISSION COMMUNITY BANCORP

ANNUAL MEETING OF SHAREHOLDERS

May 22, 2012

The undersigned shareholder of Mission Community Bancorp (the "Company") does hereby nominate, constitute and appoint Mr. Bruce M. Breault and Mr. William B. Coy, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at **EMBASSY SUITES, 333 Madonna Road, San Luis Obispo, California 93405** on **Tuesday, May 22, 2012 at 4:00pm**, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as stated on the reverse side.

THIS PROXY CONFERS AUTHORITY TO VOTE "AUTHORITY GIVEN" ON PROPOSAL 1, AND GRANTS DISCRETIONARY AUTHORITY TO CUMULATIVE VOTES FOR ANY OR ALL OF THE NOMINEES NAMED ABOVE. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE, BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IMPORTANT – PLEASE SIGN AND DATE OTHER SIDE